UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Completion of Merger

On February 17, 2026, urban-gro, Inc., a Delaware corporation (the “Company” or “UGRO”), entered into a Agreement and Plan of Merger (the “Merger Agreement”) with Flash Sports & Media, Inc., a Delaware corporation (“Flash”) and UGRO Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which the Company shall acquire Flash by way of a merger of the Merger Sub with and into Flash (the “Merger”), with Flash being a wholly owned subsidiary of the Company and the surviving entity in the Merger.

Under the terms of the Merger Agreement, at the closing of the merger (the “Closing”), stockholders of Flash shall receive the right to receive (i) shares of UGRO Common Stock equal to 19.99% of the outstanding shares of UGRO calculated based on the outstanding shares of UGRO immediately prior to the issuance of 1,000,000 shares of Common Stock on January 23, 2026 (adjusted to 40,000 shares following the reverse stock split) as disclosed in the Current Report on Form 8-K filed January 29, 2026, to be issued to stockholders of the Company, pro rata in proportion to their respective stock ownership in the Company, and (ii) shares of UGRO Non-Voting Convertible Preferred Stock to be issued to the stockholders of Flash, pro rata in proportion to their respective stock ownership in Flash, in an aggregate amount such that, upon effectiveness of the conversion of such shares into Common Stock of UGRO, the total number of shares of UGRO Common Stock issuable to the stockholders of the Company (including the shares of UGRO Common Stock issued pursuant to clause (i) above) shall equal a number of shares determined by dividing (A) the agreed equity valuation of Flash as mutually agreed and determined by the parties pursuant to the Merger Agreement, by (B) $3.23, representing the closing price of UGRO Common Stock on February 17, 2026 (the “Reference Price”), with such quotient representing the aggregate number of shares of UGRO Common Stock issuable to the stockholders of Flash on a fully converted basis.

The foregoing summaries of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the definitive Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K. The Merger Agreement contains customary representations and warranties that the Company and Flash made to, and solely for the benefit of, the other party thereto in the context of all of the terms and conditions of the Agreement and in the context of the specific relationship between the parties. The provisions of the Merger Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the Company and Flash or as stated therein and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On February 17, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibits 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1.

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Registration Statement on Form S-1, declared effective by the SEC on September 25, 2025. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 8.01. Other Events

As previously reported, on October 14, 2025, urban-gro, Inc. (the “Company”) attended a hearing before a Nasdaq Hearings Panel (the “Panel”) in connection with a determination letter that the Company received from the Nasdaq Listing Qualifications Department on August 28, 2025 due to the Company’s non-compliance with (i) Nasdaq Listing Rule 5550(a)(2) due to the Company’s common stock having had a bid price of less than $1.00 per share for 30 consecutive business days (the “Bid Price Rule”), (ii) Nasdaq Listing Rule 5250(c)(1) due to the Company’s delay in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025 (the “Timely Filing Requirement”), and (iii) Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain minimum stockholders’ equity of $2.5 million (the “Stockholders’ Equity Requirement”). Also as previously reported, on October 30, 2025, the Company received a notice from Nasdaq notifying the Company that the Panel had determined to grant the Company’s request to continue its listing on The Nasdaq Capital Market, conditioned on the Company regaining compliance with the Timely Filing Requirement and the Stockholders’ Equity Requirement on or before December 31, 2025 and regaining compliance with the Bid Price Rule on or before January 28, 2026. The Company also received a determination letter on November 18, 2025 with respect to the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended September 30, 2025, resulting in an additional basis for delisting the Company’s securities. Additionally, as previously reported, on January 6, 2026, the Company received a determination letter (the “Letter”) from Nasdaq stating that because the Company did not hold an annual meeting of stockholders within twelve months from the Company’s prior fiscal year end as required by Nasdaq Listing Rule 5620(a) (the “Annual Meeting Requirement”), the resulting non-compliance would be an additional basis for delisting the Company’s securities.

On January 13, 2026, the Panel notified the Company that it had granted a further extension to regain compliance with the Stockholders’ Equity Requirement, the Annual Meeting Requirement and the Timely Filing Requirement on or before February 17, 2026 and with the Bid Price Rule on or before February 24, 2026.

As a result of the Merger, as of the date of this current report on Form 8-K, the Company believes it has stockholders’ equity in excess of $2.5 million and has regained compliance with the Stockholders’ Equity Requirement. Additionally, following certain actions, the Company believes it is now in compliance with the Annual Meeting Requirement and the Timely Filing Requirement. The Company intends to notify Nasdaq of its compliance status so that Nasdaq can make a determination as to whether the Company has regained compliance with all applicable requirements for continued listing on The Nasdaq Capital Market.

Forward Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transactions contemplated by the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. The Company may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in the Company’s filings with the SEC are not exclusive. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated February 17, 2026 by and between urban-gro, Inc., Flash Sports & Media, Inc., and UGRO Merger Sub, Inc.
3.1	Certificate of Designation of Series B Convertible Preferred Stock, as filed with the Delaware Secretary of State on February 17, 2026
99.1	Press Release Dated February 17, 2026
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
		Name:	Bradley Nattrass
		Title:	Chairman and Chief Executive Officer

4